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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ______________________

                                 FORM 8-K12G3


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 1999

                           Cornerstone Bancorp, Inc.
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            (Exact name of Registrant as specified in its charter)

 Connecticut                   Requested Upon Filing              06-1524044
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(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

  550 Summer Street, Stamford, CT                                   06901
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             (203) 356-0111
                                                                --------------

Not Applicable
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(Former name or former address, if changed since last report.)
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Item 2.  Acquisition or Disposition of Assets
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     On March 1, 1999, Cornerstone Bancorp, Inc. (the "Bancorp") completed the acquisition of Cornerstone Bank (the "Bank") under an Agreement and Plan of Reorganization (the "Plan"), dated August 19, 1998, pursuant to which the Bank became a wholly owned subsidiary of the Bancorp, a newly formed holding company incorporated by the Bank for that purpose (the "Reorganization"). Under the terms of the Plan, each outstanding share of the common stock of the Bank, par value $.01 per share (the "Bank Common Stock"), was exchanged on a one-for-one basis for the common stock of the Bancorp, par value $.01 per share (the "Bancorp Common Stock"), and the former holders of the Bank Common Stock became the holders of all the outstanding Bancorp Common Stock. As a result of the Reorganization, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Bancorp Common Stock is deemed to be registered pursuant to Section 12(g) of the Exchange Act.

DESCRIPTION OF BANCORP CAPITAL STOCK

Common Stock

     The authorized capital stock of the Bancorp consists of 2,000,000 shares of Bancorp Common Stock, par value $.01 per share. Bancorp Common Stock has no preemptive or conversion rights or other subscription rights. Effective upon the consummation of the Reorganization, there were 1,122,837 shares of Bancorp Common Stock outstanding. Each share of the Bancorp Common Stock has the same relative rights and is identical in all respects with every other share of Bancorp Common Stock. There are no redemption or sinking fund provisions applicable to Bancorp Common Stock, and the outstanding shares of Bancorp Common Stock issued in the Reorganization are fully paid and nonassessable.

Voting Rights

     Shareholders of the Bancorp are entitled to one vote for each share of Bancorp Common Stock held of record on matters submitted to a vote of shareholders. The Bancorp Common Stock does not have cumulative voting rights. As a result, the holders of more than 50% of the shares of Bancorp Common Stock voting for the election of directors can elect all of the directors standing for election if they chose to do so, and, in such event, the holders of the remaining shares of Bancorp Common Stock will not be able to elect any person or persons to the Board of Directors of the Bancorp.

Amendments

     Provisions of the Bancorp's Certificate of Incorporation may be amended by a majority of the voting stock of the Bancorp, except with respect to the provisions governing annual and special shareholders meetings and shareholder nominations of directors, the amendment of each of which requires a vote of 80% of the outstanding shares of the Bancorp's capital stock entitled to vote thereon. Such supermajority vote provisions of the Bancorp's Certificate of Incorporation could make it more difficult for a third party to acquire, or could discourage a third party from attempting to acquire, control of the Bancorp and, therefore, may limit the price that certain investors might be willing to pay in the future for shares of Bancorp Common Stock. The Bancorp's bylaws may be amended, altered or repealed, at any regular meeting of the board of directors, by a vote of a majority of the total number of the directors.

Limitations on Actions by Shareholders

     Any one or more shareholders owning, in the aggregate, not less than 10% of the voting stock of the Bancorp, may call a special meeting of shareholders at any time.

     Nominations of persons for election to the Board of Directors may be made at an annual meeting of shareholders or a special meeting of shareholders at which directors are to be elected pursuant to the Bancorp's notice of meeting
(a) if specified in the Bancorp's notice of meeting, (b) by or at the direction of the Board of

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Directors or (c) by any shareholder of the Bancorp who was a shareholder of record at the time of giving of notice as described below, who is entitled to vote at the meeting and who complies with such notice procedures. For nominations to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Bancorp. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Bancorp not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting (or not earlier than the 90th day prior to a special meeting nor later than the 60th day prior to such special meeting); provided, however, that in the event that the date of an annual meeting is more than 30 days before or more than 60 days after such an anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Bancorp. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such shareholder, as it appears on the Bancorp's books, and of such beneficial owner and (ii) the class and number of shares of the Bancorp that are owned beneficially and held of record by such shareholder and such beneficial owner. Although the Bancorp's Bylaws do not give the Bancorp's Board of Directors any power to approve or disapprove shareholder nominations for the election of directors, the Bancorp's Bylaws (i) may have the effect of precluding a nomination for the election of directors at a particular annual meeting if the proper procedures are not followed or (ii) may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Bancorp, even if the conduct of such solicitation or such attempt might be beneficial to the Bancorp and its shareholders.

Classified Board of Directors

     The Bancorp's Certificate of Incorporation provides that the Board of Directors of the Bancorp is to be divided into three classes: Class I, Class II and Class III, as nearly equal in number as is reasonably possible. Other than the initial directors in Class I and Class II who will serve for one-year terms and two-year terms, respectively, each director is elected for a three-year term, with one class of directors being elected at each annual meeting of shareholders. In the event of any increase or decrease in the authorized number of directors, directorships will be apportioned among the classes by the Bancorp's Board of Directors to ensure that no one class has more than one director more than any other class, to the extent possible. Since only one third of the directors of the classified Board of Directors are subject to election each year, it is more difficult for the shareholders of the Bancorp to change the management of the Bancorp than if the Board of Directors of the Bancorp were not classified. In addition, the presence of a classified Board of Directors could make it more difficult for a third party to acquire, or could discourage a third party from attempting to acquire, control of the Bancorp and, therefore, may limit the price that certain investors might be willing to pay in the future for shares of Bancorp Common Stock.

Changes in Board of Directors

     The Bancorp's Certificate of Incorporation provides that the number of positions on the Board of Directors will be fixed by a vote of 80% of the Board of Directors. The Board of Directors may increase or decrease the number of directors by no more than two in each fiscal year. The Bancorp's Certificate of Incorporation and Bylaws also provide that vacancies created by an increase in the number of directorships or occurring for any other reason, such as death or resignation, will be filled by a vote of 80% of the remaining directors. Finally, the Bancorp's Certificate of Incorporation and Bylaws provide that a director may be removed only for cause by affirmative vote of the holders of at least 80% of the outstanding shares of the Bancorp's capital stock entitled to vote thereon, unless the Board of Directors, by the affirmative vote of 80% of the full Board recommends removal, in which case such removal will require the affirmative vote of a majority of the Bancorp's capital stock entitled to vote thereon. The foregoing provisions of the Bancorp's Certificate of Incorporation and Bylaws could make it

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more difficult for a third party to acquire, or could discourage a third party from attempting to acquire, control of the Bancorp and, therefore, may limit the price that certain investors might be willing to pay in the future for shares of Bancorp Common Stock.

Dividends

     The holders of Bancorp Common Stock will be entitled to receive dividends when and if declared by the Board of Directors of the Bancorp. Dividends may be declared and paid by the Bancorp only out of funds legally available therefor. Under Connecticut law, dividends may generally be declared by the board of directors of a corporation and paid in cash, property or in shares of such corporation, to the extent of its unreserved and unrestricted earned surplus and capital surplus.

Preemptive Rights

     No holder of shares of the capital stock of any class of the Bancorp shall have any preemptive or preferential right of subscription to any shares of any class of stock of the Bancorp, whether now or hereafter authorized, or to any obligations convertible into stock of the Bancorp, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

Liquidation

     In the event of liquidation of the Bancorp, holders of Bancorp Common Stock are entitled to share pro rata in the net assets of the Bancorp remaining after payment of all amounts due creditors.

Transfer Agent and Registrar

     American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, is the transfer agent and registrar for Bancorp Common Stock.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Business Acquired.

     (1)  Financial Statements of Cornerstone Bank

          (A) Audited financial statements for the years ended December 31, 1997, 1996 and 1995 (incorporated by reference herein from the Cornerstone Bank Annual Report on Form 10-KSB for the year ended December 31, 1997 as filed with the Federal Deposit Insurance Corporation)(which includes basic and diluted earnings per share amounts that have not been adjusted for the 10% stock dividend distributed in 1998).

          (B) Unaudited financial statements for the nine months ended September 30, 1998 and 1997 (incorporated by reference herein from the Cornerstone Bank Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 as filed with Federal Deposit Insurance Corporation).

(b)  Pro Forma Financial Information.

     Prior to the consummation of the Reorganization, the Bancorp did not have any significant assets or liabilities. Accordingly, the pro forma consolidated financial statements of the Bancorp would reflect no material differences from the consolidated financial statements of the Bank for the years ended December 31, 1997, 1996 and 1995, and the nine months ended September 30, 1998 and 1997 except that basic and diluted earnings per share amounts for the years prior to 1998 have not been restated to reflect the 10% stock dividend distributed in 1998.


(c)  Exhibits.

          2.1  Agreement and Plan of Reorganization

          4.1  Certificate of Incorporation of Cornerstone Bancorp, Inc.

          4.2  Bylaws of Cornerstone Bancorp, Inc.

          4.3 Form of Specimen Common Stock Certificate of Cornerstone Bancorp, Inc.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CORNERSTONE BANCORP, INC.



                              By /s/ James P. Jakubek
                                 -----------------------------
                              Name: James P. Jakubek
                              Title: Executive Vice President


Date: March 1, 1999

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                                 EXHIBIT INDEX
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Exhibit
No.               Description
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2.1    Agreement and Plan of Reorganization

4.1    Certificate of Incorporation of Cornerstone Bancorp, Inc.

4.2    Bylaws of Cornerstone Bancorp, Inc.

4.3    Form of Specimen Common Stock Certificate of Cornerstone Bancorp, Inc.